Exhibit 99.1

CHARLES & COLVARD REPORTS FIRST QUARTER
FISCAL YEAR 2024 FINANCIAL RESULTS

Conference Call with Accompanying Slide Presentation Scheduled Today at 4:30 PM ET

FOR IMMEDIATE RELEASE

RESEARCH TRIANGLE PARK, N.C. – November 9, 2023 – Charles & Colvard, Ltd. (Nasdaq: CTHR) (the “Company”), a globally recognized fine jewelry company that specializes in moissanite and lab grown diamonds, reported financial results for the first quarter ended September 30, 2023 (“First Quarter Fiscal 2024”).

Management Commentary

“While we experienced continued softness in the first quarter, we remain optimistic that our strategic initiatives will help us to overcome weakened consumer spending amidst a challenging economy. Despite industry challenges, we believe we have the product portfolio to meet and exceed customer demands during the upcoming holiday season. We remain focused on reaching broader audiences and capturing greater market share as our investments in technology begin to drive revenue,” said Don O’Connell, President and CEO of the Company.

“We are excited and encouraged by the growth opportunities of our shoppable streaming initiative, which we believe will have an important impact on our market positioning and brand awareness. Our in-house technology enables us to reach a wider audience and engage with our customers in innovative ways. We believe there is potential for future revenue growth as we leverage this medium to educate consumers and showcase our Forever OneTM moissanite and Caydia® lab grown diamond product brands in authentic and relatable ways. Additionally, our ability to repurpose long-form content on different channels allows us to maximize the reach and affordability of our marketing strategies,” concluded O’Connell.

Recent Corporate Highlights

•	Expanded assortment of new Forever OneTM moissanite and Caydia® lab grown diamond fine jewelry styles on charlesandcolvard.com across all categories, including bridal and anniversary styles in both moissanite and lab grown diamond; Couture Collection in lab grown diamond; Made in Color collection in lab grown diamond; fashion jewelry assortment in both moissanite and lab grown diamond; and men’s fine jewelry in lab grown diamond;

•	Expanded new Forever One™ moissanite styles in Helzberg Diamonds brick-and-mortar stores and helzberg.com;
•	Introduced Caydia® lab grown diamond men’s fine jewelry styles in select Helzberg Diamond brick-and-mortar stores and helzberg.com;
•	Featured in The Scout Guide of Raleigh, Durham, & Chapel Hill showcasing the Company’s Signature Showroom; and
•	Appeared in thirty brand and product placements and features, including notable outlets such as Today, Glamour, Brides, The Knot, and Bridal Guide.

Financial Summary for First Quarter Fiscal 2024
(Quarter Ended September 30, 2023 Compared to Quarter Ended September 30, 2022)

●	Net sales of $5.0 million for the quarter, a decrease of 33% from $7.4 million in the year-ago quarter.
●	In the Online Channels segment, which consists of e-commerce outlets including charlesandcolvard.com, moissaniteoutlet.com, charlesandcolvarddirect.com, third-party online marketplaces, drop-ship retail and other pure-play e-commerce outlets, net sales of $3.9 million, a decrease of 19% from the year-ago quarter, representing 79% of total net sales for the quarter, compared to $4.9 million, or 66% of total net sales in the year-ago quarter.
●	In the Traditional segment, which consists of wholesale and brick-and-mortar customers, net sales of $1.0 million, a decrease of 59% from the year-ago quarter, representing 21% of total net sales for the quarter, compared to $2.5 million, or 34% of total net sales, in the year-ago quarter.
●	Finished jewelry net sales of $4.3 million, a decrease of 22% for the quarter, compared to $5.5 million in the year-ago quarter.
●	Loose jewel net sales decreased 64% to $0.7 million for the quarter, compared to $1.8 million in the year-ago quarter.
●	Gross profit was $1.9 million, or a gross margin of 39% for the quarter, compared to gross profit of $3.3 million, or gross margin of 45% in the year-ago quarter.
●	Operating expenses increased 1% to $4.6 million for the quarter, compared to $4.5 million in the year-ago quarter.
●	Net loss was $2.5 million, or $0.08 loss per diluted share for the quarter, compared to net loss of $0.9 million, or $0.03 loss per diluted share, in the year-ago quarter.
●	Weighted average diluted shares outstanding were 30.4 million for the quarter, consistent with the year-ago quarter.

Financial Position

Cash, cash equivalents and restricted cash totaled $12.7 million as of September 30, 2023, compared to $15.6 million as of June 30, 2023, representing a decrease of $2.9 million. Total inventory increased to $27.3 million as of September 30, 2023, up from $26.8 million as of June 30, 2023, but down from $36.6 million as of September 30, 2022. The Company had no debt outstanding as of September 30, 2023.

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Investor Conference Call

Charles & Colvard will host an investor conference call and webcast presentation to discuss its financial results for the quarter ended September 30, 2023 at 4:30 p.m. ET on Thursday, November 9, 2023.

Live Call-In Information: Interested parties can access the conference call by dialing (844) 875-6912 (U.S. toll-free) or (412) 317-6708 (international) and asking to be joined into the Charles & Colvard call.

Live Webcast Information: Interested parties can access the conference call and accompanying presentation slides via a live webcast, which is available in the Investor Relations section of the Company's website at https://ir.charlesandcolvard.com/events or https://www.webcaster4.com/Webcast/Page/346/49381.

A replay of this conference call will be available until November 16, 2023 at (877) 344-7529 (U.S. toll-free) or (412) 317-0088 (international). The replay conference code is 9938382. A webcast replay will be available in the Investor Relations section of the Company’s website at https://ir.charlesandcolvard.com/events.

About Charles & Colvard, Ltd.

Charles & Colvard, Ltd. (Nasdaq: CTHR) believes that fine jewelry should be as ethical as it is exquisite. Charles & Colvard is the original creator of lab grown moissanite (a rare gemstone formed from silicon carbide). The Company brings revolutionary gems and fine jewelry to market by using exclusively Made, not MinedTM above ground gemstones and a dedication to 100% recycled precious metals. Their Forever One™ moissanite and Caydia® lab grown diamond brands provide exceptional quality, incredible value and a conscious approach to bridal, high fashion, and everyday jewelry. Charles & Colvard was founded in 1995 and is based in North Carolina's Research Triangle Park region. For more information, please visit www.charlesandcolvard.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements expressing expectations regarding our future and projections relating to our products, sales, revenues, and earnings are typical of such statements and are made under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations, and contentions and are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “continue,” and similar words, although some forward-looking statements are expressed differently.

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All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. You should be aware that although the forward-looking statements included herein represent management’s current judgment and expectations, our actual results may differ materially from those projected, stated, or implied in these forward-looking statements as a result of many factors including, but not limited to, (1) our business and our results of operations could be materially adversely affected as a result of general economic and market conditions; (2) our future financial performance depends upon increased consumer acceptance, growth of sales of our products, and operational execution of our strategic initiatives; (3) we face intense competition in the worldwide gemstone and jewelry industry; (4) we have historically been dependent on a single supplier for substantially all of our silicon carbide, or SiC, crystals, the raw materials we use to produce moissanite jewels; if our supply of high-quality SiC crystals is interrupted, our business may be materially harmed; (5) constantly evolving privacy regulatory regimes are creating new legal compliance challenges; (6) our information technology, or IT, infrastructure, and our network has been and may be impacted by a cyber-attack or other security incident as a result of the rise of cybersecurity events; (7) we are subject to certain risks due to our international operations, distribution channels and vendors; (8) our business and our results of operations could be materially adversely affected as a result of our inability to fulfill orders on a timely basis; (9) we are currently dependent on a limited number of distributor and retail partners in our Traditional segment for the sale of our products; (10) we may experience quality control challenges from time to time that can result in lost revenue and harm to our brands and reputation; (11) the effects of COVID-19 and other potential future public health crises, epidemics, pandemics or similar events on our business, operating results, and cash flows are uncertain; (12) seasonality of our business may adversely affect our net sales and operating income; (13) our operations could be disrupted by natural disasters; (14) sales of moissanite and lab grown diamond jewelry could be dependent upon the pricing of precious metals, which is beyond our control; (15) our current customers may potentially perceive us as a competitor in the finished jewelry business; (16) if the e-commerce opportunity changes dramatically or if e-commerce technology or providers change their models, our results of operations may be adversely affected; (17) governmental regulation and oversight might adversely impact our operations; (18) the execution of our business plans could significantly impact our liquidity; (19) we are subject to arbitration, litigation and demands, which could result in significant liability and costs, and impact our resources and reputation; (20) the financial difficulties or insolvency of one or more of our major customers or their lack of willingness and ability to market our products could adversely affect results; (21) negative or inaccurate information on social media could adversely impact our brand and reputation; (22) we rely on assumptions, estimates, and data to calculate certain of our key metrics and real or perceived inaccuracies in such metrics may harm our reputation and negatively affect our business; (23) we may not be able to adequately protect our intellectual property, which could harm the value of our products and brands and adversely affect our business; (24) environmental, social, and governance matters may impact our business, reputation, financial condition, and results of operations; (25) if we fail to evaluate, implement, and integrate strategic acquisition or disposition opportunities successfully, our business may suffer; (26) our failure to maintain compliance with The Nasdaq Stock Market’s continued listing requirements could result in the delisting of our common stock; (27) some anti-takeover provisions of our charter documents may delay or prevent a takeover of our Company; and (28) we cannot guarantee that our share repurchase program will be utilized to the full value approved, or that it will enhance long-term stockholder value and repurchases we consummate could increase the volatility of the price of our common stock and could have a negative impact on our available cash balance, in addition to the other risks and uncertainties described in more detail in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended June 30, 2023 and subsequent reports filed with the SEC. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur except as required by the federal securities laws, and you are urged to review and consider disclosures that we make in the reports that we file with the Securities and Exchange Commission, or SEC, that discuss other factors relevant to our business.

Company Contact:

Clint J. Pete, Chief Financial Officer, 919-468-0399, ir@charlesandcolvard.com

Investor Contact: Lytham Partners, Robert Blum, Managing Partner; Adam Lowensteiner, Vice President, (646) 829-9702, cthr@lythampartners.com

- Financial Tables Follow –

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CHARLES & COLVARD, LTD.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended September 30,
	2023	2022
Net sales	$4,953,023	$7,374,083
Cost of goods sold	3,008,507	4,086,010
Gross profit	1,944,516	3,288,073
Operating expenses:
Sales and marketing	2,721,965	3,107,946
General and administrative	1,854,268	1,413,476
Total costs and expenses	4,576,233	4,521,422
Loss from operations	(2,631,717)	(1,233,349)
Other income:
Interest income	92,260	40,201
Total other income	92,260	40,201
Loss before income taxes	(2,539,457)	(1,193,148)
Income tax benefit	-	(302,956)
Net loss	$(2,539,457)	$(890,192)

Net loss per common share:
Basic	$(0.08)	$(0.03)
Diluted	$(0.08)	$(0.03)

Weighted average number of shares used in computing net loss per common share:
Basic	30,444,954	30,433,195
Diluted	30,444,954	30,433,195

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CHARLES & COLVARD, LTD.

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2023 (unaudited)	June 30, 2023
ASSETS
Current assets:
Cash and cash equivalents	$7,592,698	$10,446,532
Restricted cash	5,079,322	5,122,379
Accounts receivable, net	442,693	380,085
Inventory, net	8,263,043	7,476,046
Note receivable	250,000	250,000
Prepaid expenses and other assets	969,440	901,354
Total current assets	22,597,196	24,576,396
Long-term assets:
Inventory, net	19,066,682	19,277,530
Property and equipment, net	2,534,713	2,491,569
Intangible assets, net	315,776	305,703
Operating lease right-of-use assets	2,028,736	2,183,232
Other assets	49,658	49,658
Total long-term assets	23,995,565	24,307,692
TOTAL ASSETS	$46,592,761	$48,884,088

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,652,218	$4,786,155
Operating lease liabilities, current portion	886,117	880,126
Accrued expenses and other liabilities	925,385	1,395,479
Total current liabilities	7,463,720	7,061,760
Long-term liabilities:
Noncurrent operating lease liabilities	1,842,468	2,047,742
Total long-term liabilities	1,842,468	2,047,742
Total liabilities	9,306,188	9,109,502
Commitments and contingencies
Shareholders’ equity:
Common stock, no par value; 50,000,000 shares authorized; 30,912,108 shares issued and 30,523,705 shares outstanding at September 30, 2023 and 30,912,108 shares issued and 30,523,705 shares outstanding at June 30, 2023	57,242,211	57,242,211
Additional paid-in capital	26,257,363	26,205,919
Treasury stock, at cost, 388,403 shares at both September 30, 2023 and June 30, 2023	(489,979)	(489,979)
Accumulated deficit	(45,723,022)	(43,183,565)
Total shareholders’ equity	37,286,573	39,774,586
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$46,592,761	$48,884,088

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CHARLES & COLVARD, LTD.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

	Three Months Ended September 30,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(2,539,457)	$(890,192)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	178,291	137,711
Stock-based compensation	51,444	96,232
Provision for uncollectible accounts	79,000	-
Recovery of sales returns	(81,000)	(36,000)
Inventory write-downs	-	119,000
Provision for accounts receivable discounts	9,996	3,250
Deferred income taxes	-	(302,956)
Changes in operating assets and liabilities:
Accounts receivable	(70,604)	695,165
Inventory	(576,149)	(3,174,668)
Prepaid expenses and other assets, net	86,410	(36,616)
Accounts payable	866,063	316,819
Accrued expenses and other liabilities	(669,377)	(598,883)
Net cash used in operating activities	(2,665,383)	(3,671,138)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(217,052)	(430,400)
Payments for intangible assets	(14,456)	(2,214)
Net cash used in investing activities	(231,508)	(432,614)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repurchases of common stock	-	(451,815)
Net cash used in financing activities	-	(451,815)

NET DECREASE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	(2,896,891)	(4,555,567)
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, BEGINNING OF PERIOD	15,568,911	21,179,340
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, END OF PERIOD	$12,672,020	$16,623,773

Supplemental disclosure of cash flow information:
Cash paid during the period for income taxes	$-	$5,900

Reconciliation to Condensed Consolidated Balance Sheets:	September 30, 2023	June 30, 2023
Cash and cash equivalents	$7,592,698	$10,446,532
Restricted cash	5,079,322	5,122,379
CASH, CASH EQUIVALENTS AND RESTRICTED CASH	$12,672,020	$15,568,911

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